UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 23, 2015

BROOKLYN CHEESECAKE & DESSERTS COMPANY, INC.
(Exact name of registrant as specified in its charter)

New York (State or other jurisdiction of incorporation)	001-13984 (Commission File Number)	13-3832215 (IRS Employer Identification No.)

12540 Broadwell Road, Suite 1203
Milton, GA 30004
 (Address of Principal Executive Offices)

(678) 871-7457
Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On March 23, 2015, Brooklyn Cheesecake & Desserts Company, Inc. (the “Company”) held a Special Meeting of Stockholders (the “Special Meeting”) for the purpose of: (i) authorizing the change of the Company’s name from Brooklyn Cheesecake & Desserts Company, Inc. to Meridian Waste Solutions, Inc. (the “Name Change”) and (ii) authorizing the Amendment to the Articles of Incorporation for the Company to permit shareholders to approve action by written consent setting forth the action so taken, signed by the holders of outstanding shares having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted (the “Written Consent Action”).

The shareholders voted in favor of the Name Change and Written Consent Action.

Item 5.07	Submission of Matters to a Vote of Security Holders

Only shareholders of record as of the close of business on February 24, 2015 (the “Record Date”) were entitled to vote at the Special Meeting and any adjournment or postponement thereof.  As of the Record Date, there were 11,357,811 shares of Common Stock (“Common Stock”), issued and outstanding and entitled to vote, representing approximately 36 holders of record, with each share of Common Stock entitled to one vote.  Shareholders may vote in person or by proxy.  As of the Record Date, there were 51 shares of Series A Preferred Stock (“Series A Preferred”), issued and outstanding and entitled to vote, with each one share of Series A Preferred having voting rights equal to (x) 0.019607 multiplied by the total issued and outstanding Common Stock eligible to vote at the time of the respective vote (the “Numerator”), divided by (y) 0.49, minus (z) the Numerator. As of the Record Date, there were 71,210 shares of Series B Preferred Stock (“Series B Preferred”), issued and outstanding and entitled to vote, representing three holders of record, with each share of Series B Preferred entitled to one vote. At the Special Meeting, (i) 18,582,596 votes, or approximately 80.17% of the outstanding votes were represented in person or by proxy for the vote on the Name Change and Written Consent Action.

The results of the voting at the Special Meeting are as follows:

	For	Against	Abstain
Total Votes Name Change	18,582,596	0	0
% Voted For Name Change	80.17%	0%	0%
	For	Against	Abstain
Total Votes Written Consent Action	18,582,596	0	0
% Voted For Written Consent Action	80.17%	0%	0%

According to the results above, the majority of the stockholders present at the meeting, whether in person or by proxy, voted FOR and thereby authorized the Name Change and voted FOR and thereby authorized the Written Consent Action.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BROOKLYN CHEESECAKE & DESSERTS COMPANY, INC.

March 26, 2015	By:	/s/ Jeffrey S. Cosman
Name: Jeffrey S. Cosman
Title: Chief Executive Officer